                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  March 2, 2000
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                Date of report (Date of earliest event reported)


                            All Star Gas Corporation
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               (Exact Name of Registrant as Specified in Charter)


     Missouri                      1-11393                       43-1494323
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  (State of                  (Commission File No.)              (IRS Employer
  Incorporation)                                            Identification No.)

                                  P.O. Box 303
                           119 West Commercial Street
                             Lebanon, Missouri 65536


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             (Address of Principal Executive Offices and Zip Code)


                                 (417) 532-3103
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         A copy of the Press Release issued by All Star Gas Corporation on March 2, 2000 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

(c)      Exhibits

         99.1     Press Release issued by All Star Gas
                  Corporation on March 2, 2000


                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2000

                                     ALL STAR GAS CORPORATION


                                     By /s/ Valeria Schall
                                        ---------------------------------
                                        Name:  Valeria Schall
                                        Title: Executive Vice President

                                  Exhibit Index
                                  -------------


Exhibit No.                Description
-----------                -----------
99.1                       Press Release issued by All Star Gas Corporation on
                           March 2, 2000